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                                     Exhibit 23.1
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                                                               Exhibit 23.1


                       CONSENT OF INDEPENDENT PUBLIC ACCOUNTANT


We hereby consent to the incorporation by reference in this registration statement on Form S-8 of our report dated January 12, 1996, included in Harveys Casino Resorts Form 10-K for the year ended November 30, 1995.






Reno, Nevada
July 25, 1996